E U R O T E C H
                                                                 ---------------
                                                                   June 20, 2000
Mr. Roy Jeppson
Attorney for Advanced Technology Industries, Inc.

Via Fax: 805-604-1600
Dear Mr. Jeppson:

It is Understood that Advanced Technology Industries, Inc- (ATI) desires to register or sell its 2 million shares of EUROTECH, Ltd, common stock. EUROTECH Ltd, desires to register or purchase these shares and proposes the following agreement to ATI:

EUROTECH, LTD. AGREES TO:

         Purchase 500,000 shares of EUROTECH, Ltd. common stock- from ATI for $1.35 million by June 22, 2000;

         Register of remaining 1.5 million shares of EUROTECH, Ltd. common stock held by ATI on or before August 20, 2000.

         Additionally. if EUROTECH, Ltd. fails to meet the above filing date, EUR OTECH, Ltd. agrees to purchase an additional 500,000 of EUR OTECH, Ltd. common stock from ATI at the current market price, based on the average of the ten previous days' closing bid price.

         Further, if E UROTECH, Ltd, fails to file registration by September 20, 2000, EUROTECH, Ltd. agrees to purchase an additional 1,000,000 shares of EUROTECH, Ltd. common stock from ATI at the current market price, based on the average of the ten previous days' closing bid price.

         Note: Registration filings will be made by EUROTECH, Ltd, at no cost to ATI

ADVANCED TECHNOLOGY INDUSTRIES, INC, AGREES TO:

Pay EUROTECH, Ltd- the balance $350,000 owed on the tetrapak can technology (to be deducted from the initial $1.35 million payment of EUROTECH, Ltd.)

Sincerely,

/s/ Don V. Hahnfeldt
Don V. Hahnfeldt President, EUROTECH. Ltd.

--------------------------------------------------------------------------------


Agreed, Advanced Technology Industries, Inc. Agreed, EUROTECH, Ltd.


Signed, Printed, Title Date June 20, 2000  Don V. Hahnfeldt, President Date


                                       1216 16th Sr., N.W., Washington DC 20036
                                       Phone: (202) 466-5448  Fax (202) 466-5591
                                       Email: eurotech@eurotechltd.com
                                       Web:  http://www.eurotechltd.com


Advanced Technology Industries Inc.
            Taubenstrasse 20
            10177 Berlin / Germany
            Tel: +49 30 / 201 77 80
            Fax: +49 30 / 201 77 899